                                                                    EXHIBIT 32.2

                                  CERTIFICATION

         The undersigned officer of DATATRAK International, Inc. (the "Company"), does hereby certify, to such officer's knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Company's Quarterly Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-K.

Dated: March 19, 2004                                    /s/ Terry C. Black
                                                         -----------------------
                                                         Terry C. Black
                                                         Chief Financial Officer